EXHIBIT 13.2

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER PURSUANT

TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Embotelladora Andina S.A. (the “Company”) on Form 20-F for the fiscal year ended December 31, 2006, as filed with the U.S. Securities and Exchange Commission on the date hereof (the “Report”), I, Osvaldo Garay, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ OSVALDO GARAY
Osvaldo Garay
Chief Financial Officer
Embotelladora Andina S.A.
Dated: June 29, 2007

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.